SCHEDULE 14C
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SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.                     )
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The Vantagepoint Funds

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THE VANTAGEPOINT FUNDS

VANTAGEPOINT GROWTH FUND
VANTAGEPOINT SELECT VALUE FUND
777 North Capitol Street, NE
Suite 600
Washington, D.C. 20002

INFORMATION STATEMENT

This Information Statement is being furnished on behalf of the Board of Directors (“Directors” or “Board”) of The Vantagepoint Funds (the “VP Funds”) to inform shareholders of the Vantagepoint Growth Fund (the “Growth Fund”) and the Vantagepoint Select Value Fund (the “Select Value Fund,” the Growth Fund and the Select Value Fund are each a “Fund,” and together, the “Funds”) about recent changes related to each Fund’s subadvisory arrangements. The changes were approved by the Board of the VP Funds on the recommendation of the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”), without shareholder approval, as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”) dated May 8, 2000. We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

This Information Statement is being mailed on or about December 17, 2008 to shareholders of record of the Funds as of November 28, 2008.

INTRODUCTION

VIA is the investment adviser for each of the VP Funds. VIA employs a “manager of managers” arrangement in managing the assets of the VP Funds. Under this arrangement, VIA, subject to approval by the Board, may hire, terminate or replace subadvisers unaffiliated with the VP Funds or VIA (“unaffiliated subadvisers”), and modify material terms and conditions of subadvisory agreements with unaffiliated subadvisers, without shareholder approval. VIA recommended and the Board has approved new subadvisory agreements (each a “New Subadvisory Agreement,” and together, the “New Subadvisory Agreements”) with two new subadvisers to the Growth Fund, Columbus Circle Investors (“CCI”) and D.G. Capital Management Trust (“D.G. Capital”), and a new subadviser to the Select Value Fund, Artisan Partners Limited Partnership (“Artisan Partners”). CCI, D.G. Capital, and Artisan Partners are each herein referred to as a “New Subadviser,” and together as the “New Subadvisers.”

Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that the shareholders of a mutual fund approve an agreement under which a person serves as investment adviser or subadviser of the fund. In order to employ the “manager of managers” arrangement discussed above, the VP Funds and VIA requested and received an exemptive order from the SEC on May 8, 2000 (the “SEC Order”). The SEC Order exempts VIA and the VP Funds from the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the VP Funds’ Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements with such subadvisers on behalf of the VP Funds without shareholder approval.

Consistent with the SEC Order, at a meeting held on September 12, 2008 (the “September Meeting”), the Board, including a majority of the Directors who are not “interested persons” of the VP Funds or of VIA under the 1940 Act (“Independent Directors”), approved the New Subadvisory Agreements among the VP Funds, VIA and each of CCI and D.G. Capital relating to the Growth Fund, and Artisan Partners relating to the Select Value Fund. As discussed later in this Information Statement, the Board carefully considered each subadvisory arrangement and concluded that the approval of each of the New Subadvisory Agreements was in the best interests of the applicable Fund and its shareholders. Also at the September Meeting, VIA recommended and the Board approved effective September 19, 2008: (i) the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) and Peregrine Capital Management, Inc. (“Peregrine”) as subadvisers to the Growth Fund; (ii) an increase in the allocation of the Growth Fund’s assets to one of the Growth Fund’s existing subadvisers, Westfield Capital Management Company, L.P. (“Westfield”); and (iii) the termination of GSAM as subadviser to the Select Value Fund.

As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish the Funds’ shareholders with information about each New Subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that information, along with details of the new arrangements.

APPOINTMENT OF NEW SUBADVISERS TO THE GROWTH FUND

At the September Meeting, the Board approved the appointment of CCI and D.G. Capital as subadvisers of the Growth Fund and on September 18, 2008 CCI and D.G. Capital began managing the assets allocated to them by VIA. Legg Mason Capital Management, Inc. (“LMCM”), Tukman Grossman Capital Management, Inc. (“Tukman Grossman”), and Westfield continue to serve as subadvisers to the Growth Fund.

Under the terms of their respective New Subadvisory Agreements, CCI and D.G. Capital each make investment decisions for the assets of the Growth Fund allocated to them by the Adviser, and continuously review, supervise and administer the Growth Fund’s investment program with respect to such assets.

APPOINTMENT OF NEW SUBADVISER TO THE SELECT VALUE FUND

At the September Meeting, the Board approved the appointment of Artisan Partners as a subadviser of the Select Value Fund and on September 18, 2008 Artisan Partners began managing the assets allocated to it by VIA. WEDGE Capital Management, LLP (“WEDGE”) and Systematic Financial Management, L.P. (“Systematic”) continue to serve as a subadvisers to the Select Value Fund.

Under the terms of its New Subadvisory Agreement, Artisan Partners makes investment decisions for the assets of the Select Value Fund allocated to it by the Adviser, and continuously reviews, supervises and administers the Select Value Fund’s investment program with respect to such assets.

VIA’S RECOMMENDATION AND THE BOARD OF
DIRECTORS’ DECISION REGARDING THE NEW SUBADVISERS

VIA recommended to the Board that it approve the proposed New Subadvisory Agreements among VIA, the VP Funds and each of CCI and D.G. Capital with respect to the Growth Fund and Artisan Partners with respect to the Select Value Fund, and that it appoint CCI and D.G. Capital as subadvisers of the Growth Fund and Artisan Partners as subadviser of the Select Value Fund. VIA made these recommendations after it conducted a search for managers with experience managing large-cap growth equity portfolios for the Growth Fund and mid-cap value equity portfolios for the Select Value Fund. VIA recommended CCI, D.G. Capital and Artisan Partners because, among other things, in its view, based in part on information given to VIA by the New Subadvisers, they each (i) demonstrate consistent above-median risk adjusted returns versus peers; (ii) take an opportunistic growth-oriented approach with respect to D.G. Capital for the Growth Fund, a traditional growth-oriented approach with respect to CCI for the Growth Fund, and a mid-cap value approach with respect to Artisan Partners for the Select Value Fund; (iii) have investment personnel experienced in large-cap growth portfolios with respect to the Growth Fund and mid-cap value equity portfolios with respect to the Select Value Fund; (iv) possess a stable organizational structure; (v) have appropriate infrastructure and support staff; and (vi) have complimentary investment strategies in support of each of the Growth Fund’s and Select Value Fund’s multi-management approach. Before approving the appointment of CCI and D.G. Capital as subadvisers to the Growth Fund and Artisan Partners as subadviser to the Select Value Fund, the Board of the VP Funds, at the September Meeting, considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the respective New Subadvisory Agreements with CCI and D.G. Capital for the Growth Fund and Artisan Partners for the Select Value Fund, the Directors received written information in advance of the September Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval each New Subadviser as a subadviser of its respective Fund; (2) the nature, extent and quality of the services that each New Subadviser would provide to the applicable Fund; (3) each New Subadviser’s experience, reputation, investment management business, personnel and operations; (4) each New Subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the applicable Fund by each New Subadviser and a comparison of those fees to the: (a) fees charged by each of CCI and D.G. Capital to manage other large-cap growth accounts, and by Artisan Partners to manage other mid-cap value equity accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a large-cap growth style with respect to CCI and D.G. Capital and a mid-cap value style with respect to Artisan Partners; (6) each New Subadviser’s compliance program; (7) each New Subadviser’s historical performance returns utilizing: (i) a traditional large-cap growth mandate with respect to CCI; (ii) an opportunistic large-cap growth mandate with respect to D.G. Capital; and (iii) a mid-cap value equity mandate with respect to Artisan Partners, and such performance compared to a relevant benchmark and peer group; (8) each Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the change in subadvisers, compared to: (i) for the Growth Fund, a group of U.S. open-end large-cap growth mutual funds similar in investment objective to the Growth Fund; and (ii) for the Select Value Fund, a group of mid-cap value funds; and (9) each New Subadviser’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, representatives of each New Subadviser, VIA’s personnel and the VP Funds’ Chief Compliance Officer at Investment Committee meetings held prior to the September Meeting and at the September Meeting, as applicable, as well as a variety of factors, and reached the following conclusions:

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by each New Subadviser under its respective New Subadvisory Agreement, the Directors considered the specific investment process to be employed by each New Subadviser in managing the assets of the applicable Fund to be allocated to them; the qualifications of each New Subadviser’s respective investment management personnel with regard to implementing: (i) a traditional large-cap growth mandate with respect to CCI; (ii) an opportunistic large-cap growth mandate with respect to D.G. Capital; and (iii) a mid-cap value equity mandate with respect to Artisan Partners; each New Subadviser’s overall favorable performance record as compared to a relevant benchmark and peer group; each New Subadviser’s infrastructure and whether it appeared to adequately support a large-cap growth strategy with respect to CCI and D.G. Capital and a mid-cap value equity strategy with respect to Artisan Partners; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each New Subadviser to the applicable Fund. The Directors acknowledged that CCI and D.G. Capital each has a successful performance record as a large-cap growth manager; Artisan Partners has a successful performance record as a mid-cap value equity manager; each New Subadviser has experienced portfolio management personnel; and each New Subadviser appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing a large-cap growth mandate for the Growth Fund with respect to CCI and D.G. Capital and a mid-cap value equity mandate for the Select Value Fund with respect to Artisan Partners. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each New Subadviser were appropriate for the applicable Fund in light of its investment strategy and, thus, supported a decision to approve each New Subadvisory Agreement.

Investment Performance.  The Directors evaluated each New Subadviser’s historical investment performance record in managing its clients’ assets utilizing a large-cap growth mandate with respect to CCI and D.G. Capital and a mid-cap value equity mandate with respect to Artisan Partners and considered each performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that the historical investment performance record of each New Subadviser supported approval of the respective New Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale.  In evaluating each proposed subadvisory fee, the Directors reviewed each New Subadviser’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fees to be charged by each New Subadviser to the applicable Fund with each New Subadviser’s fee schedule for managing other accounts with an investment mandate similar to the mandate the New

Subadviser is to employ on behalf of the applicable Fund. The Directors also considered that, according to the information provided by VIA, (i) the proposed fee schedule for D.G. Capital reflected the lowest fee rate currently charged by the New Subadviser to other accounts for which D.G. Capital provides advisory services utilizing a similar mandate and is lower than its standard fee schedule for managing accounts with a similar mandate; (ii) the proposed fee schedule for CCI is lower than its standard fee schedule for managing accounts with a similar mandate; and (iii) the proposed fee schedule for Artisan Partners reflected the lowest fee rate currently charged by Artisan Partners to other accounts for which Artisan Partners provides advisory services utilizing a similar mandate, taking into account the amount of the Select Value Fund’s assets to be allocated to Artisan Partners, and is lower than its standard fee schedule for managing accounts with a similar mandate. Additionally, the nature of the subadvisory services each New Subadviser is to provide to the applicable Fund appeared to be comparable to those each New Subadviser provides to its other subadvisory clients with respect to CCI and D.G. Capital and its separate account clients within the mid-cap value equity strategy with respect to Artisan Partners.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to each New Subadviser of the applicable Fund by a group of U.S. separate account investment managers that employ a similar investment style to the investment style each New Subadviser is to employ for the applicable Fund. According to the information provided, the effective fee rate to be paid by the applicable Fund to each New Subadviser at the proposed initial asset allocation level for each New Subadviser would be below the median fee charged by such managers.

With respect to the Growth Fund, the Directors then considered that there would be a two basis point increase in overall contractual subadvisory fees and also considered the impact on the total expense ratio of the Growth Fund, associated with the appointment of CCI and D.G. Capital, the termination of GSAM and Peregrine and the increase in the amount of the Growth Fund’s assets to be allocated to Westfield. Referring to data provided by VIA and compiled by Morningstar, Inc. (“Morningstar”), a provider of independent investment company data, the Directors also noted that the expected contractual total investment advisory fee for the Growth Fund, taking into account the proposed subadviser changes, was lower than the average and median investment advisory fee of a group of U.S. open-end mutual funds in Morningstar’s large-cap growth category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of U.S. open-end mutual funds in Morningstar’s large-cap growth category, which showed that, if CCI and D.G. Capital each served as a subadviser to the Growth Fund at the proposed subadvisory fee rates and initial asset allocation levels, along with the Growth Fund’s three other existing subadvisers at their current contractual subadvisory fee rates, the Growth Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

With respect to the Select Value Fund, the Directors also considered that there would be an increase in overall subadvisory fees of approximately five basis points, and, therefore, the total expense ratio of the Select Value Fund, associated with the appointment of Artisan Partners and the termination of GSAM. The Directors noted that, unlike GSAM’s quantitative approach, Artisan Partners employs an active investment strategy. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total investment advisory fee for the Select Value Fund, taking into account the proposed subadviser change, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s mid-cap value category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s mid-cap value category, which showed that, if Artisan Partners served as a subadviser to the Select Value Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Select Value Fund’s two other existing subadvisers, WEDGE and Systematic, at their current subadvisory fee rates, the Select Value Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each New Subadvisory Agreement by providing them with a basis for evaluating each New Subadviser’s fees, including in light of the applicable Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that each New Subadviser’s subadvisory fees each appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by each New Subadviser regarding the estimated profits to be realized from each New Subadviser’s relationship with the applicable Fund. In reviewing the extent to which economies of scale may be realized by each New Subadviser as the assets of the applicable Fund to be managed by each New Subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that each New Subadviser’s proposed fee schedule included breakpoints, which indicates that each proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the applicable Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedule with respect to each New Subadviser was appropriate at this time.

Other Considerations.  The Directors considered VIA’s judgment that the addition of CCI and D.G. Capital as subadvisers to the Growth Fund would add value by complementing the investment approach of the Growth Fund’s current investment subadvisers, Tukman Grossman, LMCM and Westfield. In this regard, the Directors considered VIA’s belief that the addition of CCI and D.G. Capital as subadvisers, along with VIA’s recommendations to terminate GSAM and Peregrine and to increase the amount of the Growth Fund’s assets allocated to Westfield, should serve to provide the Growth Fund with a favorable risk/return profile while increasing its potential for higher and more consistent expected returns. The Directors also considered VIA’s judgment that the addition of Artisan Partners as a subadviser to the Select Value Fund would add value by complementing the investment approach of the Select Value Fund’s current investment subadvisers, WEDGE and Systematic. In this regard, the Directors considered VIA’s belief that the addition of Artisan Partners as a subadviser, along with VIA’s recommendation to terminate GSAM should serve to enhance the Select Value Fund’s risk/return profile while increasing its potential for higher and more consistent expected returns.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend each New Subadviser as a subadviser to the applicable Fund and also considered VIA’s conclusion that the fees to be paid to each New Subadviser for their respective services to the applicable Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each New Subadviser and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transitions. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to each New Subadviser due to its relationship with the applicable Fund. The Directors considered that each New Subadviser may direct the applicable Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet each Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each New Subadviser by virtue of its relationship with the applicable Fund appeared to be reasonable.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that: (i) the initial approval of each New Subadvisory Agreement with CCI and D.G. Capital was in the best interests of the Growth Fund and its shareholders, and approved the New Subadvisory Agreements with, and the fee to be paid to, each of CCI and D.G. Capital; and (ii) the initial approval of the New Subadvisory Agreement with Artisan Partners was in the best interests of the Select Value Fund and its shareholders, and approved the New Subadvisory Agreement with, and the fee to be paid to, Artisan Partners.

THE NEW SUBADVISORY AGREEMENTS

Growth Fund

The New Subadvisory Agreement with CCI has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rate payable by the Growth Fund to CCI. Under the New Subadvisory Agreement, CCI will make all investment decisions for the portion of the Growth Fund’s assets allocated to it, and will continuously review, supervise and administer the Growth Fund’s investment program with respect to those assets. CCI discharges its responsibilities under the New Subadvisory Agreement subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Growth Fund’s investment objective, policies and limitations. The New Subadvisory Agreement is dated September 18, 2008, and has an initial term ending February 28, 2010. Thereafter, continuance of the New Subadvisory Agreement requires the annual approval of the VP Funds’ Board, including a majority of the Independent Directors.

For its services to the Growth Fund, CCI receives a quarterly advisory fee based on the average daily net asset value of the assets of the Growth Fund allocated to CCI, with annual rates as follows: 0.35% on the first $300 million, and 0.30% on all assets over $300 million.

CCI is not affiliated with VIA.

The New Subadvisory Agreement with D.G. Capital has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rate payable by the Growth Fund to D.G. Capital. Under the New Subadvisory Agreement, D.G. Capital will make all investment decisions for the portion of the Growth Fund’s assets allocated to it, and will continuously review, supervise and administer the Growth Fund’s investment program with respect to those assets. D.G. Capital discharges its responsibilities under the New Subadvisory Agreement subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Growth Fund’s investment objective, policies and limitations. The New Subadvisory Agreement is dated September 18, 2008, and has an initial term ending February 28, 2010. Thereafter, continuance of the New Subadvisory Agreement requires the annual approval of the VP Funds’ Board, including a majority of the Independent Directors.

For its services to the Growth Fund, D.G. Capital receives a quarterly advisory fee based on the average daily net asset value of the assets of the Growth Fund allocated to D.G. Capital, with annual rates as follows: 0.46% on the first $200 million and 0.36% on all amounts in excess of that.

D.G. Capital is not affiliated with VIA.

Select Value Fund

The New Subadvisory Agreement with Artisan Partners has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rate payable by the Select Value Fund to Artisan Partners. Under the New Subadvisory Agreement, Artisan Partners will make all investment decisions for the portion of the Select Value Fund’s assets allocated to it, and will continuously review, supervise and administer the Select Value Fund’s investment program with respect to those assets. Artisan Partners discharges its responsibilities under the New Subadvisory Agreement subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Select Value Fund’s investment objective, policies and limitations. The New Subadvisory Agreement is dated September 18, 2008, and has an initial term ending February 28, 2010. Thereafter, continuance of the New Subadvisory Agreement requires the annual approval of the VP Funds’ Board, including a majority of the Independent Directors.

For its services to the Select Value Fund, Artisan Partners receives a quarterly advisory fee based on the average daily net asset value of the assets of the Select Value Fund allocated to Artisan Partners, with annual rates as follows: 0.55% on the first $150 million, 0.50% on the next $100 million, and 0.45% thereafter.

Artisan Partners is not affiliated with VIA.

ADDITIONAL INFORMATION ABOUT THE NEW SUBADVISERS

Growth Fund

CCI is located at Metro Center, One Station Place, Stamford, CT 06902. CCI is an indirect subsidiary of Principal Financial Group, Inc. Directors and principal executive officers of CCI, and their principal occupations, include: Frank Cuttita, Chief Administrative Officer, Senior Managing Director, and Chief Compliance Officer; Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; and Karl Webster Anderson, Senior Managing Director. CCI is organized as a Delaware partnership. CCIP, LLC and Principal Global Columbus Circle LLC are general partners of CCI. Both entities are indirectly controlled by Principal Financial Group, Inc. The business address of Messrs. Cuttita, Rizza, Fox and Anderson is Metro Center, One Station Place, Stamford, CT 06902. The address of Principal Financial Group, Inc. is 711 High Street, Des Moines, IA 50392-0001. As of September 30, 2008, CCI had approximately $13.2 billion in assets under management.

Information regarding other comparable U.S. registered mutual funds for which the New Subadvisers serve as adviser or subadviser is provided in Appendix A to this Information Statement.

D.G. Capital is located at 260 Franklin Street, Boston, Massachusetts 02110 and organized as a Massachusetts Business Trust. D.G. Capital is wholly owned by two limited liability companies, Mankay, LLC and Benemar, LLC, the first of which is controlled by Mr. Manu Daftary, and the second of which is controlled by his wife, Beverly Gee. Directors and principal executive officers of D.G. Capital, and their principal occupations, include: Manu Daftary, President and Chief Investment Officer; Gary Williams, Chief Marketing Officer; Kim Voss, Chief Compliance Officer; and Sara Conrad, Chief Financial Officer. The business address of Mssrs. Daftary and Williams and Mmes. Voss and Conrad is 260 Franklin Street, Boston, Massachusetts 02110. The address of Mankay, LLC and Benemar, LLC is 8 Waybridge Lane, Wayland MA 01778. As of September 30, 2008, D.G. Capital had approximately $2.4 billion in assets under management.

Information regarding other comparable U.S. registered mutual funds for which D.G. Capital serves as an adviser or subadviser is provided in Appendix B to this Information Statement.

Select Value Fund

Artisan Partners is located at 875 E. Wisconsin Avenue, Milwaukee, WI 53202 and organized as a Delaware limited partnership. Artisan Partners is an independent investment adviser controlled by its general partner, Artisan Investment Corporation, which is wholly owned by ZFIC, Inc., a corporation owned by Andrew and Carlene Ziegler. Artisan Partners is majority-owned by its employees, including Andrew and Carlene Ziegler. While Artisan Partners has no executive officers, the principal executives of its general partner, Artisan Investment Corporation (who are each principally occupied as Managing Directors of Artisan Partners), include: Eric R. Colson, Vice President — APLP Investment Operations; Karen L. Guy, Vice President — APLP Business Operations; Janet D. Olsen, Vice President and Secretary; Lawrence A. Totsky, Chief Financial Officer and Treasurer; and Andrew A. Ziegler, President. The business address of Mssrs. Colson, Totsky, and Ziegler and Mmes. Guy and Olsen is 875 E. Wisconsin Avenue, Milwaukee, WI 53202. The address of Artisan Investment Corporation and ZFIC, Inc. is 875 E. Wisconsin Avenue, Milwaukee, WI 53202. As of September 30, 2008, Artisan Partners had approximately $41.4 billion in assets under management.

Information regarding other comparable U.S. registered mutual funds for which Artisan Partners serves as an adviser or subadviser is provided in Appendix C to this Information Statement.

THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENTS

VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by the ICMA Retirement Corporation (“ICMA-RC”), a retirement plan administrator and investment adviser whose principal investment advisory client is the VantageTrust Company (the “Trust Company”). ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with

Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Kathryn B. McGrath serves as Senior Vice President, Secretary and General Counsel of ICMA-RC, Senior Vice President and Secretary of VIA and Assistant Secretary of the VP Funds. Gerard P. Maus serves as Treasurer and Chief Financial Officer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA and Angela Montez serves as Deputy General Counsel and Managing Vice President of ICMA-RC and Secretary to the VP Funds.

VIA provides investment advisory services to the Growth Fund and the Select Value Fund pursuant to a Master Investment Advisory Agreement (“Master Agreement”) for the Growth Fund and a Second Master Investment Advisory Agreement (“Second Master Agreement”) for the Select Value Fund (together, the “Advisory Agreements”). The Master Agreement dated March 1, 1999, and amended on December 1, 2000 and July 1, 2005, was last approved by shareholders on February 28, 1999. The Second Master Agreement dated January 3, 2005 and amended December 29, 2005 and October 26, 2007, was last approved by shareholders on October 29, 2007. Under the Advisory Agreements, VIA also provides investment advisory services to each of the other VP Funds. On January 18, 2008, the Board approved the continuance the Advisory Agreements through February 28, 2009. VIA’s advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and formulating each fund’s investment program. Additionally, VIA furnishes periodic reports to the VP Funds’ Board regarding the investment strategy and performance of each VP Fund.

Pursuant to the Advisory Agreements, the VP Funds compensate VIA for these services to the Funds by paying VIA an annual advisory fee assessed against average daily net assets under management of 0.10%. VIA earned $2,772,748 in advisory fees for services provided to the Growth Fund and $50,257 in advisory fees for services provided to the Select Value Fund for the fiscal year ended December 31, 2007. VIA has earned $1,695,092 in advisory fees for services provided to the Growth Fund and $212,872 in advisory fees for services provided to the Select Value Fund through the quarter ended September 30, 2008.

SUBADVISERS AND SUBADVISORY FEES PAID

As of September 30, 2008, the Growth Fund had five subadvisers: CCI, D.G. Capital, LMCM, Tukman Grossman, and Westfield. GSAM served as subadviser for the Growth Fund from May 23, 2005 through September 19, 2008, and it earned $758,477 in fees for services provided to the Growth Fund during the fiscal year ended December 31, 2007. Peregrine served as subadviser for the Growth Fund from July 17, 2002 through September 19, 2008, and it earned $2,455,986 in fees for services provided to the Growth Fund during the fiscal year ended December 31, 2007. Over the same time period, LMCM, Tukman Grossman, and Westfield earned $$2,663,395, $2,714,657, and $1,612,212, respectively. Had CCI and D.G. Capital served as subadvisers over the same period for their respective portion of the assets of the Growth Fund as determined on September 18, 2008, they would have earned $1,085,606 and $1,014,678, respectively, in fees for services provided to the Growth Fund. The difference between the total fees earned by GSAM and Peregrine and the total fees which would have been earned by CCI and D.G. Capital is $1,114,179. A table comparing fees and expenses the Growth Fund paid prior to the change in subadvisers as described in this information statement, as compared to the fees to be paid by the Growth Fund after such change in subadvisers, is provided as Appendix D to this Information Statement.

As of September 30, 2008, the Select Value Fund had three subadvisers: Artisan Partners, WEDGE and Systematic. GSAM served as subadviser for the Select Value Fund from October 26, 2007 through September 19, 2008, and it earned $43,852 in fees for services provided to the Select Value Fund during the period ended December 31, 2007. During that same period, WEDGE and Systematic earned $87,321 and $71,472, respectively. Had Artisan Partners served as subadviser over that same period, for its portion of the assets of the Select Value Fund as determined on September 18, 2008, it would have earned $83,316 in fees for services provided to the Select Value Fund. The difference between the fees earned by GSAM and the fees which would have been earned by Artisan Partners is $(39,464). A table comparing the fees and expenses the Select Value Fund paid prior to the change in subadvisers as described in this information statement, as compared to the fees to be paid by the Select Value Fund after such change in subadvisers, is provided as Appendix E to this Information Statement.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

The Funds did not make any payments of commissions to any of their respective affiliated brokers during the fiscal year ended December 31, 2007.

RECORD OF BENEFICIAL OWNERSHIP

As of November 28, 2008, the Growth Fund had 237,876,043 shares outstanding and the Select Value Fund had 35,723,698 shares outstanding. A majority of the voting shares of each of the Funds are held, either directly, or indirectly through the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by the Trust Company. The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the VP Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds’ voting securities and thus under the 1940 Act is considered to “control” the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of both of the Funds (see percentages below) and thus under the 1940 Act is considered to “control” the Funds. As a control person of the VP Funds and the Funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

As of November 28, 2008, the VantageTrust held, directly or indirectly, 231,884,664 shares of the Growth Fund or 97.48%, and 34,098,594 shares of the Select Value Fund or 95.45%. Also, as of September 30, 2008, the directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of each of the Funds’ outstanding shares.

GENERAL INFORMATION

Distributor

ICMA-RC Services, LLC (“RC Services”), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2007.

Transfer Agent and Administrator

Vantagepoint Transfer Agents, LLC (“VTA”), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds’ shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly-owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA received $9,765,343 in fees from the Growth Fund and $87,680 in fees from the Select Value Fund during the fiscal year ended December 31, 2007 for the services it provides.

The VP Funds have entered into a Mutual Fund Service Agreement with J.P. Morgan Investor Services, Co. (“JP Morgan”), whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for the VP Funds.

HOUSEHOLDING

Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Growth Fund or Select Value Fund shareholder of record, unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Funds’ most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

APPENDIX A

Comparable Funds Advised or Subadvised by CCI

	Approximate Total	Advisory/Subadvisory Fee	Waiver of
	Fund Assets as of	(Annually, as % of Average	Advisory/
Name of Fund	September 30, 2008	Daily Net Assets)	Subadvisory Fee
	(Millions)

Principal Funds, Inc., Large Cap Growth Fund	$3,400	First $50 million 0.2643%	N/A
		Next $50 million 0.2448%
		Next $100 million 0.2154%
		Next $200 million 0.1762%
		Next $350 million 0.1273%
		Next $750 million 0.0881%
		Next $500 million 0.0587%
		Next $2.5 billion 0.2448%
		Over $4.5 billion 0.1664%
		Current approximate effective rate: 0.1662%
Principal Variable Contracts Fund, LargeCap Growth Account	$309	First $50 million 0.2643%	N/A
		Next $50 million 0.2448%
		Next $100 million 0.2154%
		Next $200 million 0.1762%
		Next $350 million 0.1273%
		Next $750 million 0.0881%
		Next $500 million 0.0587%
		Next $2.5 billion 0.2448%
		Over $4.5 billion 0.1664%
		Current approximate effective rate: 0.2142%

Note: CCI was allocated approximately $310 million of the Growth Fund’s total assets as of September 30, 2008.

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APPENDIX B

Comparable Funds Advised or Subadvised by D.G. Capital

	Approximate Total	Advisory/Subadvisory Fee	Waiver of
	Fund Assets as of	(Annually, as % of Average	Advisory/
Name of Fund	September 30, 2008	Daily Net Assets)	Subadvisory Fee
	(Millions)

Quaker Strategic Growth Fund	$1,020	0.75%	N/A
Quaker Global Total Return Fund	$32.3	0.75%	N/A

Note:	D.G. Capital was allocated approximately $220 million the Growth Fund’s total assets as of September 30, 2008.

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APPENDIX C

Comparable Funds Advised or Subadvised by Artisan Partners

	Approximate Total	Advisory/Subadvisory Fee	Waiver of
	Fund Assets as of	(Annually, as % of Average	Advisory/
Name of Fund	September 30, 2008	Daily Net Assets)	Subadvisory Fee
(Millions)

Artisan Mid Cap Value Fund	$3,222	First $500 million 1.00% Next $250 million 0.975% Next $250 million 0.950% Over $1 billion 0.925%	N/A
Current approximate effective rate: 0.9428%*

Note:	Artisan Partners was allocated approximately $83.1 million of the Select Value Fund’s total assets as of September 30, 2008.

*	All fees listed here include administration fees.

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APPENDIX D

Growth Fund

				Total Annual
	Management Fee	Subadviser Fee	Other Expenses	Fund Expenses*

Fees and Expenses Prior to Change in Subadvisers	0.10%	0.37%	0.40%	0.87%
Fees and Expenses After Change in Subadvisers	0.10%	0.39%	0.40%	0.89%
Change	—	0.02%	—	0.02%

Example

This example is intended to help you compare the change in cost of investing in the Growth Fund under the former and current fee structures. This example assumes you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Growth Fund’s operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fees and Expenses Prior to Change in Subadvisers	$89	$279	$484	$1,076
Fees and Expenses After Change in Subadvisers	$91	$285	$495	$1,100
Change	$2	$6	$11	$24

*	VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.

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APPENDIX E

Select Value Fund

	Management	Subadviser	Other	Total Annual
	Fee	Fee	Expenses*	Fund Expenses

Fees and Expenses Prior to Change in Subadvisers	0.10%	0.46%	0.49%	1.05%
Fees and Expenses After Change in Subadvisers	0.10%	0.51%	0.49%	1.10%
Change	—	0.05%	—	0.05%

Example

This example is intended to help you compare the change in cost of investing in the Select Value Fund under the former and current fee structures. This example assumes you invest $10,000 in the Select Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Select Value Fund’s operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fees and Expenses Prior to Change in Subadvisers	$107	$333	N/A	N/A
Fees and Expenses After Change in Subadvisers	$113	$352	N/A	N/A
Change	$6	$19	N/A	N/A

*	“Other Expenses” are based on estimated amounts from the current fiscal year.

N/A — Because the Select Value Fund’s current prospectus is based on less than 6 months’ operation, only one and three year numbers are provided.

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